                FIRST AMENDMENT TO LOAN AGREEMENT
                ---------------------------------

     THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "First Amendment") is made as of the 16th day of January, 2001, by and among UNI-MARTS, INC., a Delaware corporation, and UNI-MARTS OF AMERICA, INC., a Delaware corporation (together, the "Borrowers"), and THE PROVIDENT BANK, a bank chartered under the laws of the State of Ohio (the "Lender").

                      W I T N E S S E T H:
                      -------------------
     WHEREAS, the Borrowers and the Lender have heretofore entered into a certain Loan Agreement dated as of April 20, 2000 (the "Loan Agreement"), pursuant to which the Lender has agreed to provide a $10,000,000 secured revolving credit facility to the Borrowers, subject to the terms and conditions set forth in the Loan Agreement; and

      WHEREAS, the Borrowers have requested that the Lender increase the maximum committed amount of the revolving credit facility on a permanent basis from $10,000,000 to $13,000,000 and to amend the definition of "Fixed Charge Coverage Ratio" and the Lender is willing to do so under the terms, and subject to the conditions, set forth in this First Amendment.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and with the intent to be legally bound, the parties hereto agree as follows:

     1.    Recitals  as  Covenants.  The foregoing  recitals  are
           -----------------------
hereby incorporated in this First Amendment as covenants.

     2.    Use  of  Terms.  Terms used herein and  not  otherwise
           --------------
defined are used herein as defined in the Loan Agreement.

     3.     Amended  and  Restated  Definitions.   The  following
            -----------------------------------
definitions set forth in Section 1.01 of the Loan Agreement are hereby amended and restated in their entirety as follows:

          "Agreement" means this Loan Agreement, as amended by the First Amendment, and as the same may be further amended, modified or supplemented from time to time.

          "Fixed Charge Coverage Ratio" means, for any period of four consecutive fiscal quarters, (A) EBITDA plus net cash proceeds received from the sale of fixed assets divided by (B) the sum of (i) current portion of the Borrowers' long term indebtedness as reflected on Uni-Marts' consolidated balance sheet as of the date beginning such period and determined in accordance with GAAP, (ii) nonfinanced cash capital expenditures made during the period, (iii) dividends and other distributions made during the period (to the extent permitted under this Agreement), and (iv) interest expense during the period.

          "Revolving Credit Note" means the Amended and Restated Revolving Credit Note of the Borrowers in the form of Exhibit "A" to the First Amendment evidencing the Revolving Credit Loans together with all extensions, renewals, refinancings or refundings in whole or in part.

     In addition to the foregoing, the following defined terms are hereby added to Section 1.01 of the Loan Agreement:

          "First  Amendment"  means the First Amendment  to  Loan
          Agreement dated as of January 16, 2001, among the Borrowers and the Lender.

          "First Amendment Closing Date" means January 16, 2001, or such other date as the parties may agree.

     4.   Amendment to Revolving Credit Loan Facility.
          -------------------------------------------
          (a)   Amendment of Section 2.01-Revolving Credit Loans.
                ------------------------------------------------
Subject to the terms and conditions of this First Amendment and the Loan Agreement, the Lender has agreed to increase the maximum principal amount of the Revolving Credit Loans from $10,000,000 to $13,000,000. Accordingly, subsections (b) and (c) of Section
2.01 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

          (b)   Revolving  Credit Note.  The obligations  of  the
                ----------------------
     Borrowers to repay the unpaid principal amount of the Revolving Credit Loans made to the Borrowers by the Lender and to pay interest on the unpaid principal amount will be evidenced in part by the Revolving Credit Note of the Borrowers dated the First Amendment Closing Date, in substantially the form attached as Exhibit "A" to the First
                                        -----------
     Amendment, with the blanks appropriately filled. The executed Revolving Credit Note will be delivered by the Borrowers to the Lender on the First Amendment Closing Date. The Revolving Credit Note shall be an amendment, restatement and replacement of the Revolving Credit Note dated as of April 20, 2000, executed and delivered by the Borrowers to the Lender (the "Existing Note"), and the indebtedness evidenced by the Existing Note, together with additional Revolving Credit Loans made by the Lender to the Borrower pursuant to this Agreement after the First Amendment Closing Date, shall be evidenced by the Revolving Credit Note.

          (c)     Borrowing   Base.    The   maximum    borrowing
                  ----------------
     availability under this Agreement applicable to the Revolving Credit Loans to all Borrowers taken as a whole shall be equal on any day during the term of this Agreement to the lesser of (i) Thirteen Million Dollars ($13,000,000.00), or (ii) seventy-five percent (75%) of the aggregate gross amount of Qualified Accounts, plus sixty
                                                      ----
     percent (60%) of the aggregate value of Qualified Inventory, plus fifty percent (50%) of the value of the real properties
     ----
     identified on Appendix 1 to this Agreement, as revised  from
                   ----------
     time to time by Uni-Marts as provided herein (the lesser of the amounts described in clauses (i) and (ii) of this sentence is sometimes referred to in this Agreement as the "Borrowing Base"). In the event that Uni-Marts desires to add properties to Appendix 1, or substitute one or more
                         ----------
     properties   (collectively   the   "New   Properties")   for
     properties  then  listed  on Appendix  1  (collectively  the
                                  -----------
    "Released   Properties"),  upon  and  subject  to   Lender's
     agreeing to make the proposed substitution, (i) the Borrowing Base shall be adjusted to reflect the substitution and the Borrowers shall repay the amount of any Loans that exceed the Borrowing Base, (ii) the applicable Borrower shall grant to Lender Mortgages meeting the requirements of this Agreement on all New Properties, and (iii) Lender shall release its lien and Mortgage on the Released Properties. Upon the sale or other disposition of any property listed on Appendix 1 (a "Sold Property"), the Sold Property shall
     -----------
     immediately be removed from the Borrowing Base and Borrowers shall immediately repay any Loans in excess of the Borrowing Base as calculated to take into account the sale of the Sold Property. The Borrowing Base shall be further reduced by
     (i) the aggregate undrawn amount of all Letters of Credit from time to time outstanding as of the date of the determination, and (ii) any reserve or reserves created and maintained by the Lender from time to time and in its sole reasonable discretion to reflect events, conditions, contingencies or risks which affect the Qualified Accounts or the Qualified Inventory or otherwise affect the assets, the business, operations or financial condition of the Borrowers or any individual Borrower.

          (d)   Amended and Restated Revolving Credit Note.   The
                ------------------------------------------
Borrowers shall execute and deliver the Revolving Credit Note in the form attached to this First Amendment as Exhibit A to evidence the Revolving Credit Loans as herein provided.

     5.    Representations and Warranties.  The Borrowers  hereby
           ------------------------------
represent and warrant to the Lender that:

     (a) The Borrowers have and will continue to have corporate power and authority to execute, deliver and perform the provisions of this First Amendment and the Loan Agreement, as amended hereby, and to execute and deliver the instruments required by the provisions of this First Amendment and the Loan Agreement, as amended hereby, to be executed and delivered by the Borrowers; and all such action has been duly and validly authorized by all necessary corporate proceedings on the part of the Borrowers.

     (b)   The execution, delivery and performance of this  First
Amendment and the Revolving Credit Note will not conflict with, constitute a default under or result in the breach of, any provisions of Law or the Articles of Incorporation or the By-laws of the Borrowers or of any agreement or other instrument to which each Borrower is a party or by which it is bound or to which it is subject.

     (c) This First Amendment and the Revolving Credit Note have each been duly and validly executed and delivered by the Borrowers, and this First Amendment and the Revolving Credit Note constitute legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms.

     (d) The representations and warranties by the Borrowers contained in Article III of the Loan Agreement are correct and accurate in all material respects on and as of the date of this First Amendment with the same effect as though made on and as of the date of this First Amendment with certain changes set forth in the letter from the Borrowers dated the date hereof and attached hereto as Exhibit "B".
                   -----------
     (e) No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

     6.     Conditions  Precedent.   It  shall  be  a   condition
            ---------------------
precedent to the effectiveness of this First Amendment that the Lender shall have received, on or before the First Amendment Closing Date, each of the following items, in form and substance satisfactory to the Lender and its counsel:

          (i)  this First Amendment, duly executed and delivered;

          (ii) the Amended and Restated Revolving Credit Note, duly executed and delivered;

          (iii) a certificate of the Borrowers, addressed to the Lender and executed by the Chief Financial Officer or President of each Borrower on behalf of the Borrowers, certifying that all corporate actions necessary for the consummation of the obligations to be incurred under the First Amendment have been taken;

          (iv) an opinion of counsel for the Borrowers, dated as of the First Amendment Closing Date, in the form attached hereto as Exhibit "C"; and
               -----------
          (v) such other items, instruments, documents and certificates as to the transactions contemplated by this First Amendment and the Loan Documents as the Lender may reasonably request.

     7.    Further Assurances.  The Borrowers, at their own  cost
           ------------------
and expense, shall cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as the Lender may from time to time request in order more effectively to carry out the intent and purposes of this First Amendment and the transactions contemplated by this First Amendment including, without limitation, amendments to each or any of the Loan Documents consistent with the intent and purposes of this First Amendment. Promptly upon request by the Lender, the Borrowers agree to execute and deliver and to file and record and refile and record such financing statements and amendments and other assignments and other documents in such manner, at such time or times and in such place or places as may be required by any Law and to cause such other actions which may be required by any Law or as may be requested by the Lender in order more effectively to carry out the intent and purposes of this First Amendment.

     8.    Scope  of this First Amendment.  Except as amended  by
           ------------------------------
this First Amendment, the provisions of the Loan Agreement shall remain in full force and effect. The Loan Documents shall likewise remain in full force and effect. The Loan Agreement and this First Amendment shall be construed as complementing each other and, except as specifically amended by this First Amendment, augmenting and not restricting the Lender's rights, and the Loan Agreement shall remain in full force and effect in accordance with its terms. The Borrowers hereby ratify, confirm and reaffirm, without condition, all liens and security interests granted to the Lender pursuant to the Loan Agreement and the Loan Documents, and such liens and security interests shall continue to secure the Secured Obligations. Except as expressly provided in this First Amendment, the Lender has not agreed to any amendment or modification to the Loan Agreement or to any of the Loan Documents or to any departure by the Borrowers from their due performance under the Loan Agreement or under any of the Loan Documents. The rights and remedies of the Lender under the Loan
Agreement, as amended by this First Amendment, and the Loan Documents shall survive the execution and delivery of this First Amendment and the Lender may exercise such rights and remedies with respect to any such defaults at any time and from time to time.

     9.   Miscellaneous.  The following provisions shall apply to
          -------------
this First Amendment:

          (a)     References.    All   notices,   communications,
                  ----------
     agreements, certificates, documents or other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Loan Agreement without making specific reference to this First Amendment, but nevertheless all such references shall include this First Amendment unless the context requires otherwise.

          (b)    Counterparts.   This  First  Amendment  may   be
                 ------------
     executed in as many different counterparts as may be convenient to the parties hereto, each of which when executed by the Borrowers and the Lender shall be regarded as an original and all such counterparts shall constitute but one First Amendment.

     14.   Costs and Expenses.  The Borrowers will pay all  costs
           ------------------
and expenses of the Lender (including, without limitation, the reasonable fees and the disbursements of the Lender's counsel) in connection with the preparation, execution and delivery of this First Amendment.

     15.  Governing Law.  This First Amendment and the rights and
          -------------
obligations hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

     16.  Headings.  The headings of this First Amendment are for
          --------
purposes of reference only and shall not limit or otherwise affect the meaning thereof.


                    [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties, by their duly authorized officers, have executed this First Amendment to Loan Agreement as of the day and year first above written.

ATTEST:                            UNI-MARTS, INC.
/s/ Harry A. Martin                   /s/ N. Gregory Petrick
------------------------------     By:---------------------------
     Harry A. Martin                    N. Gregory Petrick
Name:-------------------------     Name:-------------------------
     Secretary                     Title: Executive Vice President and
                                          Chief Financial Officer
                                         ------------------------

ATTEST                             UNI-MARTS OF AMERICA, INC.
/s/ Harry A. Martin                   /s/ N. Gregory Petrick
------------------------------     By:---------------------------
     Harry A. Martin                    N. Gregory Petrick
Name:-------------------------     Name:-------------------------
     Secretary                     Title: President
                                         ------------------------


                                   THE PROVIDENT BANK
                                      /s/ Ronald L. Tassone
                                   By:---------------------------
                                        Ronald L. Tassone
                                   Name:-------------------------
                                   Title: Senior Vice President
                                         ------------------------


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